EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 19, 2017 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2016, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2016, as supplemented. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the termination of a Sub-Adviser and the appointment of a new Sub-Adviser for each of the AXA Large Cap Growth Managed Volatility Portfolio, EQ/Wells Fargo Omega Growth Portfolio, EQ/Calvert Socially Responsible Portfolio and EQ/Morgan Stanley Mid Cap Growth Portfolio. This Supplement also provides information on corresponding changes to the name for each of the EQ/Wells Fargo Omega Growth Portfolio, EQ/Calvert Socially Responsible Portfolio and EQ/Morgan Stanley Mid Cap Growth Portfolio.

*****

The sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and Wells Capital Management, Inc. (“Wells”) with respect to the AXA Large Cap Growth Managed Volatility Portfolio (“Growth Managed Volatility Portfolio”) has terminated. The Manager has entered into two new sub-advisory agreements, with each of HS Management Partner, LLC and Polen Capital Management, LLC, with respect to the Growth Managed Volatility Portfolio.

All references to Wells in relation to the Growth Managed Volatility Portfolio are hereby deleted.

*****

The sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and Wells Capital Management, Inc. (“Wells”) with respect to the EQ/Wells Fargo Omega Growth Portfolio (“Growth Portfolio”) has terminated. The Manager has entered into a new sub-advisory agreement with ClearBridge Investments, LLC (“ClearBridge”) with respect to the Growth Portfolio.

In connection with this change, the name of the Growth Portfolio has changed to “AXA/ClearBridge Large Cap Growth Portfolio.” All references to the name EQ/Wells Fargo Omega Growth Portfolio are hereby replaced with “AXA/ClearBridge Large Cap Growth Portfolio.”

All references to Wells in relation to the Growth Portfolio are hereby deleted.

*****

The sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and Calvert Investment Management, Inc. (“Calvert”) with respect to the EQ/Calvert Socially Responsible Portfolio (“Socially Responsible Portfolio”) has terminated. The Manager has entered into a new sub-advisory agreement with BlackRock Investment Management, LLC (“BlackRock”) with respect to the Socially Responsible Portfolio.

In connection with this change, the name of the EQ/Calvert Socially Responsible Portfolio has changed to “1290 VT Socially Responsible Portfolio.” All references to the name EQ/Calvert Socially Responsible Portfolio are hereby replaced with “1290 VT Socially Responsible Portfolio.”

All references to Calvert in relation to the Socially Responsible Portfolio are hereby deleted.

*****

The investment sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and Morgan Stanley Investment Management, Inc. (“MSIM”) with respect to the EQ/Morgan Stanley Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”) has terminated. The Manager has entered into a new investment sub-advisory agreement with Janus Capital Management LLC (“Janus”) with respect to the Mid Cap Growth Portfolio.

In connection with this change, the name of the Mid Cap Growth Portfolio has changed to “AXA/Janus Enterprise Portfolio.” All references to the name EQ/Morgan Stanley Mid Cap Growth Portfolio are hereby replaced with “AXA/Janus Enterprise Portfolio.”

All references to MSIM in relation to the Mid Cap Growth Portfolio are hereby deleted.

*****

The first paragraph of the section of the SAI entitled “Investment Management and Other Services — The Manager” is hereby amended to include the following:

HS Management Partners, LLC, (“HSMP”); Polen Capital Management, LLC (“Polen”) and Janus Capital Management LLC (“Janus”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”) serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectuses.

*****

The section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is hereby amended to include the following:

Portfolio	Name and Control Persons of the Sub-Adviser
AXA Large Cap Growth Managed Volatility	HS Management Partners, LLC was established in 2007. Four partners (Harry Segalas, Managing Partner and Chief Investment Officer; David Altman, Partner and Director of Research; Greg Nejmeh, Partner and President; and Bart Buxbaum, Partner and Director of Client Service) independently capitalized the firm. Harry Segalas and David Altman each owns over 25% of the firm but no one partner owns a majority stake.
Polen Capital Management (“Polen”) was founded in 1979 by David M. Polen. Polen is controlled by Chief Executive Officer Stan Moss and Chief Investment Officer Dan Davidowitz.
AXA/ClearBridge Large Cap Growth Portfolio	ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.
1290 VT Socially Responsible Portfolio	BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock, Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. As of 30 September 2016, the PNC Financial Services Group, Inc. (“PNC”) owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.3% and institutional investors, employees and the public owned 78.7% of voting shares.
AXA/Janus Enterprise Portfolio	Janus Capital Management LLC is 95% owned by Janus Capital Group and 5% by Janus Management Holdings Corporation, which in turn is 100% owned by Janus Capital Group, a publicly traded company (NYSE: JNS).

*****

The section of the SAI entitled “Appendix C — EQ ADVISORS TRUST — PORTFOLIO MANAGER INFORMATION” is hereby amended to include the following information:

HS Management Partners, LLC. (“HSMP” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the
	accounts managed within each category, as of December 31, 2016.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Large Cap Growth Managed Volatility Portfolio (“Portfolio”)
HarrySegalas	2	$335.3 Million	8	$401.9 Million	226	$2,708.6 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

HSMP offers one sole investment strategy and manages investment advisory accounts for various types of clients in addition to the Fund, such as high net-worth individuals, institutions, benefit and pension plans, other funds, and HSMP’s employees, owners and their family members. As a result, actual and potential conflicts of interest arise. Conflicts of interest can take many forms, including those associated with charging different fee rates, or managing accounts for HSMP’s employees, partners and their family members, or allocating investment opportunities, or using client commissions for soft-dollar purposes. HSMP aims to address material conflicts in its compliance policies and procedures.

HSMP charges its clients an investment advisory fee based on a percentage of an account’s assets under management. Although HSMP does not charge performance-based fees to any client, client accounts (even similar client accounts) can be billed different fees for several reasons. Charging different fee rates to different accounts provides HSMP a financial incentive to favor those clients that pay HSMP the most in fees. However, HSMP’s implementation of its investment strategy in client accounts does not take into consideration the amount of fees a client pays.

Considering that HSMP offers one sole investment strategy, client accounts (including other funds, and HSMP’s employees, owners and their family members) will generally hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund, and where trades are aggregated, such other client accounts will generally participate alongside the Fund in the same transactions on an aggregated basis. Managing accounts for different clients under the same strategy and bunching or aggregating their orders provides HSMP an incentive to favor certain clients over other, particularly so in the case of accounts belonging to employees, owners and their family members. However, HSMP seeks to implement its sole investment strategy fairly across all accounts over time. HSMP’s guidelines for trading, bunching or aggregation and allocation of investment opportunities focus primarily on account size and type, account restrictions, target percentage holdings, and available account cash, among other similar factors. In addition, absent certain circumstances like client restrictions and directed brokerage, employee, owner and related accounts will generally participate in the same aggregated brokerage orders as other clients at the same average price and brokerage cost. Moreover, HSMP’s trade orders specify in writing the identity of the client or trading group. Furthermore, HSMP typically invests in highly liquid stocks; therefore, participation of employee accounts in an order is unlikely to materially affect the price or availability of shares for HSMP’s other clients including the Fund.

HSMP obtains soft-dollar products and services using clients’ commissions (including Fund’s commissions), and does not allocate soft-dollar benefits to client accounts proportionately to the soft-dollar credits that each account generates. This creates the incentive for HSMP to select broker-dealers based on the soft-dollar benefits they provide to HSMP and to cause clients to engage in more securities transactions than would otherwise be optimal for them in order to generate a larger amount of commissions. To alleviate these conflicts of interest, HSMP only accepts soft-dollar benefits in accordance with the Section 28(e) safe harbor, and makes a good faith determination that the commissions paid by clients are reasonable in relation to the value of the soft-dollar products and services HSMP receives. In addition, HSMP applies soft-dollar benefits to the formulation and implementation of its sole investment strategy.

Compensation

Harry W. Segalas (Managing Partner and Chief Investment Officer of HSMP) is the portfolio manager. As a Partner, Harry’s remuneration is based on a percentage of the profits of HSMP, and in addition, HSMP makes an annual contribution to his health savings account and an annual profit sharing contribution to his HSMP 401(k) account. HSMP’s sole source of operating revenue is management fees.

Ownership of Securities of the Portfolio as of December 31, 2016

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
AXA Large Cap Growth Managed Volatility Portfolio
Harry Segalas	X

Polen Capital Management, LLC (“Polen” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the
	accounts managed within each category, as of December 31, 2016						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Large Cap Growth Managed Volatility Portfolio (“Portfolio”)
Dan Davidowitz	1	$1.25 Billion	1	$239 Million	826	$9.62 Billion	0	N/A	0	N/A	2	$219 Million
Damon Ficklin	1	$1.25 Billion	1	$239 Million	826	$9.62 Billion	0	N/A	0	N/A	2	$219 Million

Description of any Material Conflicts

Polen Capital may manage, at the same time, accounts that are charged a performance-based fee and accounts that are charged a fee only based on assets under management (referred to as “side-by-side” management). As a result, Polen Capital has an incentive to favor accounts for which Polen Capital receives a performance-based fee because such accounts could generate higher compensation. As part of its duties to its clients, Polen Capital endeavors at all times to treat clients fairly without advantaging any client over another or benefiting itself to the detriment of advisory clients.

Polen Capital has in place Ethics Rules (the “Rules”), which are comprised of the Code of Ethics and Insider Trading policies and procedures. The Rules are designed to ensure that its personnel (i) observe applicable legal (including compliance with applicable state and federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of its clients first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to its clients; (v) conduct all personal trading consistent with the Rules and in such a manner as to avoid any actual, potential or perceived conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Rules also establish policies regarding other matters such as outside employment, the giving or receiving of gifts, and safeguarding portfolio holdings information.

Polen Capital client accounts generally invest in many of the same securities. Certain related persons of Polen Capital own and/or otherwise have interests in such securities directly for their own accounts and/or as investors in the funds to which Polen Capital serves as investment manager. In order to avoid conflicts of interest, the Chief Compliance Officer or another designated employee of Polen Capital monitors personal trading by Polen Capital’s related persons on a quarterly or more frequent basis, to prevent any such trading from adversely affecting any of Polen Capital’s client accounts. Polen Capital may occasionally purchase or sell the same security for more than one account on the same trading day. In order to avoid favoring one account over another and/or the personal accounts of related persons, Polen Capital averages the prices of all non-directed trades in the same security on the same day when making allocations to each account.

Polen Capital has a potential conflict between the client’s interest in seeking best execution and its interest in receiving future referrals. In the case of a referring broker-dealer, a conflict of interest may exist between the client’s interest in seeking best execution and Polen Capital’s interest in receiving future referrals from that broker-dealer. If the client chooses not to direct its brokerage to a specified broker-dealer, such as the referring broker-dealer, then Polen Capital has various brokerage options for custody and execution services for clients. These brokerage services can be provided by any broker-dealer approved by Polen Capital to provide such services. Polen Capital will seek to obtain best execution for client transactions executed through any other broker-dealer that Polen Capital chooses to provide brokerage services to clients.

Polen Capital does not have any arrangement that contractually or financially obligates the firm regarding the amount of brokerage commissions directed to a particular broker. However, Polen Capital does accept proprietary research (bundled research) and technology services from broker-dealers and this may be a factor in determining broker-dealer selection. Polen Capital believes that such research and services is generally made available to all institutional investors doing meaningful business with such broker-dealers. These services are made available to Polen Capital on a solicited and unsolicited basis. Polen Capital does not separately compensate broker-dealers for these services.

Compensation

The following are all components of compensation for both investment and non-investment personnel of Polen Capital:

•	Competitive base salary — Polen Capital uses compensation surveys as well as relative peer comparisons during recruiting to ensure base salaries are competitive.

•

401 (k) / Profit Sharing Plan — At the end of each calendar year, Polen Capital allocates a discretionary amount to fund the profit sharing plan, the size of the allocation is correlated with Polen Capital’s profits. Individual allocations are formulaic based on plan documents / ERISA rules. Profit sharing vests over a five-year period.

•

Merit based bonuses — An annual bonus pool is funded based upon a formula tied to Polen Capital’s EBITDA, thus the larger Polen Capital’s profits the larger the bonus pool. Individual bonuses then are determined based upon accomplishment of individual and team goals, and overall contribution to Polen Capital.

•	Firm performance based bonuses — At the end of each calendar year, Polen Capital allocates an additional bonus to certain employees if Polen Capital’s AUM reaches a predetermined target level.

•	Equity owners receive their pro rata allocation of annual profits.

Ownership of Securities of the Portfolio as of December 31, 2016

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
AXA Large Cap Growth Managed Volatility Portfolio
Dan Davidowitz	X
Damon Ficklin	X

JANUS CAPITAL MANAGEMENT, LLC. (“Janus” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of
	December 31, 2016.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/Janus Enterprise Portfolio (“Portfolio”)
BrianDamian, CFA	5	$11.3 Billion	0	N/A	6	$1.18 Billion	0	N/A	0	N/A	0	N/A
CodyWheaton, CFA	5	$11.3 Billion	0	N/A	6	$1.18 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio.

Certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

The following describes the structure and method of calculating a portfolio manager’s compensation as of June 30, 2016.

The portfolio managers and co-portfolio managers (if applicable) (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JCGI restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Capital’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Securities of the Portfolio as of December 31, 2016

PortfolioManager	None	$1-$10,000	$ $	10,001- 50,000	$ $	50,001- 100,000	$ $	100,001- 500,000	$ $	500,000- 1,000,000	over $1,000,000
AXA/Janus Enterprise Portfolio
BrianDamian, CFA	X
CodyWheaton, CFA	X

ClearBridge Investments, LLC (“ClearBridge” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of
	December 31, 2016						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/ClearBridge Large Cap Growth Portfolio (“Portfolio”)
PeterBourbeau	3	$5.0 Billion	4	$0.5 Billion	31,171	$9.9 Billion	0	N/A	0	N/A	0	N/A
MargaretVitrano	3	$5.0 Billion	4	$0.5 Billion	31,171	$9.9 Billion	0	N/A	0	N/A	0	N/A

Ownership of Securities of the Portfolio as of December 31, 2016

PortfolioManager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
AXA/ClearBridge Large Cap Growth Portfolio
PeterBourbeau	X
MargaretVitrano	X

BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of
	November 30, 2016						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT Socially Responsible Portfolio (“Portfolio”)
AlanMason	353	$809.8 Billion	960	$542.6 Billion	683	$487.9 Billion	0	N/A	0	N/A	0	N/A
GregSavage	346	$825.1 Billion	72	$35.29 Billion	0	N/A	0	N/A	0	N/A	0	N/A
JenniferHsui, CFA	138	$264.0 Billion	23	$3.61 Billion	0	N/A	0	N/A	0	N/A	0	N/A
CreightonJue, CFA	27	$30.28 Billion	65	$52.19 Billion	40	$31.19 Billion	0	N/A	0	N/A	0	N/A
RachelM. Aguirre	85	$95.23 Billion	148	$458.0 Billion	133	$437.3 Billion	0	N/A	0	N/A	0	N/A

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of November 30, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Hsui and Aguirre and Messrs. Jue, Mason and Savage is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Securities of the Portfolio as of November 30, 2016

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
1290 VT Socially Responsible Portfolio
Alan Mason	X
Greg Savage	X
Jennifer Hsui, CFA	X
Creighton Jue, CFA	X
Rachel M. Aguirre	X

*****

The section of the SAI entitled “Appendix D — Proxy Voting Policies” is hereby amended to include the following information:

HS MANAGEMENT PARTNERS LLC PROXY VOTING POLICY

PROXY VOTING

The terms “HSMP,” “Firm,” “we,” “us” and “our” refer to HS Management Partners, LLC.

Background

Rule 206(4)-6 (“Proxy Voting Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires investment advisers that exercise proxy voting authority for client securities to (1) adopt and implement written policies and procedures reasonably designed to ensure that advisers vote proxies in the best interest of clients, including addressing conflicts of interests, (2) describe their proxy voting policies and procedures to clients, and provide them with a copy upon request, and (3) disclose to clients how they may obtain information on how their corresponding proxies were voted. Investment advisers that exercise proxy voting authority for client securities must also comply with certain recordkeeping requirements of Rule 204-2 under the Advisers Act. Furthermore, investment advisers to a registered investment company pursuant to the Investment Company Act of 1940 (“IC Act”) must comply with certain record keeping requirements of Rules 31a-1 through 31a-3 under the IC Act.

Policy

For the sake of clarity and to avoid confusion as to who has responsibility for voting proxies, investment advisory agreements with clients should aim to specify whether HSMP has proxy voting authority or whether clients have reserved the right to vote their own proxies (for ERISA accounts and non-ERISA accounts). We will only vote proxies for portfolio securities in client accounts under our management, when clients specifically delegate their proxy voting authority to HSMP in their investment advisory agreement with us. There may be cases, however, when the investment advisory agreement is silent as to who has authority to vote proxies; in those cases, we will vote proxy as part of the client’s overall delegation of discretionary authority to us, unless the client instructs us in writing otherwise.

When the investment advisory agreement instructs us to vote proxies or in those cases in which the agreement is silent and we vote proxy as part of the client’s overall delegation of discretionary authority to us, and absent client restrictions or instructions, or other operational issues, we will vote proxies consistent with what we believe is the best interest of our clients or plan participants in the case of ERISA accounts.

Procedures

The following are our main proxy voting procedures. Any deviation from these procedures must first be approved by our Chief Compliance Officer (“CCO”) in consultation with our Proxy Voting Committee as appropriate.

Proxy Voting Committee

HSMP has a Proxy Voting Committee. The Committee sets our proxy voting policy and procedures. The members of the Committee are our Chief Investment Officer, our Director of Research, our President and our CCO. The Committee meets annually to revise and approve our proxy voting policy and procedures, as well as needed when specific issues arise (members can participate in meetings over the phone, and a majority of the members constitutes a quorum for conducting meetings and making decisions). As a member of the Proxy Voting Committee, our CCO leads the annual review and update of our proxy voting policy and procedures.

When HSMP Has Proxy Voting Authority

HSMP maintains a list of all accounts over which it has proxy voting authority (“Proxy Voting List”). The account opening team, in consultation with legal and compliance, reviews the investment advisory agreement to determine whether we have proxy voting authority. The Proxy Voting List is maintained and updated by a designated member of the operations team, and is reviewed quarterly, or more frequently during proxy voting season, by our CCO for accuracy.

Clients may place restrictions on our voting authority or instruct us to vote a proxy in a certain way. Such restrictions or instructions must be clear and reasonable, be received in writing and in a timely fashion, and not be unduly burdensome to our operational processes. We reserve the right to accept or reject any client restriction or instruction at our sole discretion for any reason. Client restrictions or instructions are reviewed by members of the investment and operations teams, in consultation with legal and compliance as appropriate. Our Proxy Voting Committee makes the final determination as to when we reject client restrictions or instructions on how to vote their proxies. Accounts with approved client restrictions or instructions are marked on the Proxy Voting List.

Some members of the operations teams are assigned to the operational tasks associated with casting proxy votes. The designated operations team member is responsible for collecting all proxy voting materials that HSMP receives, promptly forwarding the information to the corresponding members of the investment team for review (along with applicable client restrictions or instructions), timely submitting our votes, reconciling shares held on record date to shares voted, and maintaining appropriate records of said reconciliations. Our CCO reviews reports of those reconciliations quarterly and generally oversees this mechanical part of the voting proxy process to ensure that timely received proxies are voted and submitted as applicable.

Certain members of the investment team are assigned to review proxy materials for specific issuers (proxies are generally assigned to the investment team member in charge of following the company to which the proxy relates). The investment team member assigned to a company’s proxy is responsible for timely reviewing the materials for that proxy, bringing any issue to the attention of the CCO as appropriate, making a voting determination in accordance with our voting guidelines or applicable client restrictions or instructions, and forwarding the vote to the designated member of the operations team in charge of submitting the vote. When evaluating a proxy, the investment team member assigned to a company’s proxy may consider information from different sources, such as company filings or analyst reports. In any event, he/she must follow our voting proxy guidelines and promptly consult with the CCO regarding any conflict of interest that comes to his/her attention.

The following are our main voting guidelines. Any deviation from our guidelines must first be consulted with our CCO and be approved by our Proxy Voting Committee or by a person designed from time to time by the Committee as applicable.

•

Absent client restrictions or instructions, we will vote proxies for portfolio securities consistent with what we believe is the best interest of our clients or plan participants in the case of ERISA accounts. For us, the best interest of our clients or plan participants in the case of ERISA accounts means the best economic interest, in terms of the short- or long-term economic impact, as appropriate, of owning the stock as an investment.

Considering that we invest in companies that we deem to have strong management teams that aim to maximize shareholder value, we believe that recommendations from management should be afforded substantial weight in making a proxy voting decision. Therefore, in practice, we generally vote proxies in favor of company management’s recommendations. However, making a proxy voting decision is not a mechanical exercise as each proxy should be evaluated on its own merit in light of the circumstances at hand. Consequently, we may vote against management proposals if, upon analyzing the proxy materials and given the circumstances, we determine that is in our clients’, or in the plan participants’ (in the case of ERISA accounts), best economic interest to do so.

Proxies should then generally be evaluated on a case by case basis, considering the circumstances and giving significant weight to management recommendations, in terms of the overall effect on shareholder economic value. With this in mind, we generally vote in favor of certain management proposals and against certain shareholder proposals. For example, we generally vote in favor of management proposals related to the election of directors, selection of auditors, and executive compensation. In making a determination regarding these topics we may consider the following factors among others: qualifications and competence, corporate performance and stock price, board composition, key board committees’ composition and independence, potential conflicts, and stock option plan features. Regarding shareholder proposals (such as those related to social, political, economic or environmental considerations), we evaluate whether, in our opinion, the proposal may involve a financial cost to the company or limit management’s ability to operate in a manner that we believe may increase shareholder economic value.

If the investment team member assigned to a specific company’s proxy believes that we should vote with company management’s recommendations, he/she shall timely communicate this decision to the member of operations team internally in charge of operationally casting the vote. Our CCO should also be included in this communication to facilitate our compliance review of adherence to our voting guidelines.

If the investment team member assigned to a specific company’s proxy believes that we should vote against company management’s recommendations, he/she shall promptly inform our CCO and consult with members of our Proxy Voting Committee. If upon this consultation, the investment team member in charge of voting the proxy still believes that we should vote against company management’s recommendations, our Proxy Voting Committee will meet to make a final determination.

•	Absent specific client restrictions or instructions, or other operational issues (see below), we will generally vote proxies from the same company the same way for each client.

Considering our management style, we believe that our clients’ best economic interest is aligned and generally better served when our clients’ shares are voted in block. However, if the investment team member assigned to a specific company’s proxy and/or the member of our operations team exercising proxy voting functions think(s) that we should deviate from this guideline, he/she/they shall promptly inform our CCO and consult with members of our Proxy Voting Committee. If upon this consultation, he/she/they still think(s) that we should deviate from this guideline, our Proxy Voting Committee will meet to make a final determination.

•

Although we believe that voting proxies rather than not voting is generally in the best interest of our clients or of plan participants in the case of ERISA accounts, there may be instances when we decide that refraining from voting is actually in our clients’ best economic interest. Although we aim to generally vote all proxies from the same company the same way for each client, there may be instances when we may not vote all shares or not vote only certain shares if we determine that the impact of voting those shares may exceed the expected benefit to the corresponding client. In any event, such determination should be made after analyzing the proxy materials and/or the particular circumstances at hand.

In our opinion, voting proxies for certain non-U.S. issuers may entail in practice some logistic, administrative or operational issues that may offset the benefit of voting. We have determined that in some cases, absent compelling reasons to the contrary, refraining from voting certain foreign shares is generally in our clients’ best overall economic interest. For example, if we believe that voting proxy could limit our ability to sell a stock, as may be the case for foreign shares that are blocked from selling for a designated period after casting a vote, we typically do not vote these shares, as we think that limiting our ability to sell a position generally outweighs the benefit of voting. In addition, we typically do not vote foreign shares if we determine that doing so is not feasible because, for example, proxy information is not available in English, or authentication by the consul office is needed, or a local power of attorney should be granted. Furthermore, there may be cases in which we cannot reasonably determine the value of voting proxy for a foreign issuer, such as when the proxy statement is unclear and there is not enough information publicly available from the issuer; in said instances, we typically refrain from voting as we cannot form an informed decision as to the vote.

If the investment team member assigned to a specific company’s proxy and/or the member of our operations team exercising proxy voting functions think(s) that we should not vote all shares or not vote only certain shares, he/she/they shall promptly inform our CCO and consult with members of our Proxy Voting Committee. If upon this consultation, he/she/they still think(s) that we should not vote all shares or not vote only certain shares, our Proxy Voting Committee will meet to make a final determination.

•

We generally do not vote shares for which we do not receive all proxy information and, upon inquiring with the custodian or any other responsible party as applicable, we do not receive the information in a timely manner. This does not mean that we can simply ignore or be negligent in fulfilling our proxy voting responsibilities.

If the member of our operations team exercising proxy voting functions thinks that we may not receive proxy voting information in a timely manner, he/she shall promptly inform our CCO, who may consult with members of our Proxy Voting Committee, for appropriate action.

•	When clients participate in stock loan programs, we may not be able to vote proxy for loaned shares, as we are not a party to the stock loan program and do not recall shares for voting.

If the member of our operations team exercising proxy voting functions thinks that certain shares are on loan, he/she shall promptly inform our CCO, who may consult with members of our Proxy Voting Committee, for appropriate action.

We use a third party’s platform (ProxyEdge System) to assist us administratively in the proxy voting process. The ProxyEdge System alerts us as to an upcoming vote, records the votes we enter, submits the vote on our behalf, and maintains some of our voting records. This system also allows us to produce certain reports related to our proxy votes, which the CCO and other members of the operations team may use as support in performing their functions.

Conflicts of Interest

Conflicts of interest may arise in various and sometimes unforeseen ways. The following are examples of potential conflicts of interest that may arise between HSMP and our clients with regards to proxy voting:

•

The company soliciting the proxy, or a high-ranking officer or director of the company’s management, or other proponent of the proxy, if known, is an existing client or in the process of executing an investment advisory agreement with us.

•

One of our employees exercising proxy voting functions, or a family member or other person sharing the same household with our employee, has a close personal or business relationship (other than our advisory relationship) with the company soliciting the proxy, or a high-ranking officer or director of the company’s management, or other proponent of the proxy, if known.

•	One of our employees exercising proxy voting functions, or a family member or other person sharing the same household with our employee, owns stock of the company soliciting the proxy.

Conflicts of interests are generally addressed by our CCO in the first instance. Considering the nature of the proxy voting process and the difficulty of detecting conflicts of interests in every case, we believe that our employees exercising proxy voting functions are better equipped to identify conflicts and promptly bringing them to the attention of our CCO, including if any of our employees exercising proxy voting functions perceives any improper attempt by any other employee to influence the vote. Our CCO will evaluate the case in consultation with members of our Proxy Voting Committee.

If we determine that there is a conflict of interest, we will continue to follow our existing proxy voting guidelines. We believe that following our guidelines helps us maintain our voting impartiality. In this case, the employee involved in the conflict cannot be a part of the proxy voting decision. In addition, the voting decision should be ratified by our Proxy Voting Committee if the company soliciting the proxy, or a high-ranking officer or director of the company’s management, or other proponent of the proxy, if known, is an existing client or in the process of executing an investment advisory agreement with us, and we decide to vote in favor of their proposal.

If we determine that there is a material conflict of interest, our Proxy Committee and CCO will discuss the appropriate action, and our Proxy Voting Committee will make the final determination as to how to proceed. Generally, we will continue to follow our existing voting guidelines as, previously noted, we believe that following our guidelines helps us maintain our voting impartiality (in this case and as mentioned above, the employee involved in the conflict cannot be a part of the proxy voting decision). If in the opinion of our Proxy Voting Committee the conflict is such that we deem that voting impartiality is compromised even when following our guidelines, the Committee may decide, as applicable and if time allows, to seek an independent third-party voting recommendation or disclose the conflict and ask clients to direct us on how to vote their shares.

When HSMP Has No Proxy Voting Authority

Clients may choose to retain their voting authority, in which case we do not vote their proxies. Clients who did not delegate their proxy voting authority to HSMP should receive their proxy materials directly from their custodians or the company’s proxy agent. In the event we inadvertently receive proxy materials for these clients, the member of the Firm who receives them should give them to the member of our operations team exercising proxy voting functions, so that the materials can be forwarded to the corresponding client. In such circumstances, we should aim to promptly forward the materials to the corresponding client, but we are not responsible for any adverse impact to a client if proxy materials are not received timely in advance of a scheduled vote.

Although we may discuss proxies with clients as a general matter, we do not advise clients about particular solicitations when they have chosen to vote their own proxies.

Disclosures to Clients

Our Form ADV (Part 2A) contains a description of our proxy voting policy and procedures, and a statement that clients may ask for a complete copy of our proxy voting policy and procedures by sending a request to our CCO at our address. Our Form ADV (Part 2A) also notes that clients may ask for information on how we voted their corresponding shares by sending a request to our CCO at our address of record. Our CCO is responsible for ensuring that these disclosures are contained in our Form ADV (Part 2A) and also for addressing any such client requests. In addressing any such client requests, our CCO should consider our recordkeeping requirements.

Recordkeeping

We retain our proxy records for a period of five-years or six-years (the first two years at our place of business), as applicable under the Advisers Act and the IC Act. Our records generally include: (a) our proxy voting policy and procedures, (b) proxy statements that we receive for our client securities, (c) our votes on behalf of clients, (d) client written requests for information on how we voted their corresponding proxies and our written responses to either a written or an oral client request, and (e) documents prepared by us that were material to making a voting decision or that memorialized the basis for the decision. We may rely on proxy statements filed with the SEC’s EDGAR system instead of keeping our own copies. Along with our internal records, the following information may be kept by ProxyEdge for each proxy vote: issuer’s name, security’s ticker symbol or CUSIP, shareholder meeting date, number of shares that we voted, brief identification of the proxy proposal, whether it was a management’s or a shareholder’s proposal, whether we casted a vote, whether we voted for or against the proposal or whether we abstained, and whether we voted with or against management.

Our Policies and Procedures Manual contains additional information regarding books and records requirements under the Advisers Act and the IC Act (sections Books and Records and Record Retention Requirements under Rules 31a-1 and 31a-2 of the 1940 Act).

Additional Policy and Procedure for Investment Company Clients

When we act as investment adviser or sub-adviser to an Investment Company Client, the Investment Company Client may delegate proxy voting authority to the Firm. Both the Firm’s general fiduciary duties and the SEC’s regulations require the Firm to vote proxies in the best interests of the Investment Company Client and its shareholders. The Firm will act in accordance with this policy or an Investment Company Client’s proxy voting policy as agreed with such Investment Company Client.

POLEN CAPITAL MANAGEMENT LLC PROXY VOTING POLICY

The Company will accept discretionary authority over a client’s proxy if the Company has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Company will not be voting proxies or the client does not retain voting authority. At this time, the Company does accept proxy voting authority for client accounts.

The Company also serves as investment adviser to certain investment companies under the FundVantage Trust. FundVantage will prepare and file the Form N-PX with the SEC annually no later than August 31, containing the Funds’ proxy voting record for the most recent twelve-month period ended June 30.

The Company utilizes a third party service provider (Institutional Shareholder Services or “ISS”) for proxy voting matters. As appropriate, one of Damon Ficklin or Julian Pick has been delegated the authority for monitoring corporate actions, ensuring that voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The delegate will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Company’s votes will generally follow the recommendations of ISS. The Company will rely on ISS to maintain proxy statements and records of proxy votes cast. The Company will obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

The CCO will maintain a list of those companies which issue publicly traded securities and with which the Company (or its affiliates) have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Company and its clients. Examples of such a relationship include:

•	Companies affiliated with directors, or immediate family members of directors of the Company or of affiliates of the Company;

•	Companies affiliated with officers, or immediate family members of officers of the Company or of affiliates of the Company; and

•

Companies that maintain significant business relationships with the Company or of affiliates of the Company, or with which the Company or an affiliate of the Company is actively seeking a significant business relationship.

In addition, any proxy vote that would result in increased compensation to the Company or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Company has a conflict of interest. The person responsible for the particular vote (i.e., Damon Ficklin or Julian Pick) will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Company’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The CCO will perform one the following duties as a result:

1.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Company’s conflict, and obtaining consent before voting;

2.	Employ ISS to advise in the voting of the proxy;

3.	Employ ISS to vote the proxy on behalf of the Company and its clients; or

4.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The CCO will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Company to resolve the conflict of interest, and the vote(s) as a result.

In addition, the CCO or his designee will conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

ISS Due Diligence

On an annual basis the CCO, or his designee, will conduct due diligence on ISS to ascertain, among other things: 1) whether ISS has the capacity and competency to adequately analyze proxy issues; 2) the adequacy and quality of the proxy advisory firm’s staffing and personnel; 3) the robustness of its policies and procedures regarding its ability to ensure that its proxy voting recommendations are based on current and accurate information; and 4) any conflicts of interest and any other considerations that the Company believes would be appropriate in considering the nature and quality of the services provided by ISS. This may be done by downloading and reviewing ISS Due Diligence materials at http://www.issgovernance.com/compliance/due-diligence-materials/

Recordkeeping

The following records will be kept by the Company:

1.	a copy of the Policy

2.	a copy of each proxy statement received with respect to client portfolio securities

3.	a record of each proxy vote cast by the Company on behalf of a client

4.	a copy of any document prepared by the Company that was material to the proxy voting decision

5.	a copy of each written client request for information regarding how the Company voted proxies on behalf of clients and any written response by the Company to any client requests

Janus Capital Management LLC

Janus Capital Singapore Pte. Limited

Perkins Investment Management LLC

Janus Proxy Voting Guidelines

February 2016

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including foreign issuer proxies and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus may abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse; ignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;

•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);

•	fail to provide appropriate oversight of company’s risk management practices (as determined by the proxy voting service);

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•

are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•

are compensation committee members and the company has poor compensation practices (as determined by Janus), or adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service)

•	amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders.

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position; or (4) the auditors are being changed without explanation or are not named.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

14.	Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

The Proxy Voting Service research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. Janus will generally vote against plans if the estimated cost is above the allowable cap and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value.

Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Other Compensation Related Proposals

15.	Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value and/or do not contain other features disadvantageous to shareholders (as determined by the Proxy Voting Service).

16.	Janus will generally vote in favor of proposals requiring the expensing of options.

17.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

18.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

19.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

20.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

21.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

22.	Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

23.	Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless Janus determines problematic pay practices are maintained;

24.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

25.	Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

26.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

27.	Janus will generally vote in favor of proposals relating to the issuance of dividends.

28.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

29.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

30.	Janus will generally oppose proposals for different classes of stock with different voting rights.

31.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion.

33.	Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

34.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

35.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

36.	Janus will evaluate plans of reorganization on a case-by-case basis.*

37.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

38.	Janus will generally vote in favor of proposals regarding changes in company name.

39.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

40.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

41.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

42.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

43.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

44.	Janus will generally vote in favor of proposals to require that voting be confidential.

45.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.

46.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

47.	Janus will generally vote against proposals to approve “other business” when it appears as a voting item.

48.	Janus will evaluate proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

49.	Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

50.	Janus’ first priority is to act as a fiduciary in the best financial interests of our clients. Janus recognizes that environmental, social, moral or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus strives to balance these issues in a manner consistent with our fiduciary obligations. Janus will generally vote with management on these matters unless we identify areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns. In such instances Janus will review these matters on a case-by-case basis, consistent with our fiduciary obligations to clients.

51.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

JANUS CAPITAL MANAGEMENT LLC

JANUS CAPITAL SINGAPORE PTE. LIMITED

PERKINS INVESTMENT MANAGEMENT LLC

Proxy Voting Procedures

February 2016

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds and exchange-traded funds (“ETFs”) advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Janus Capital Singapore Pte. Limited (“Janus Singapore”), and Perkins Investment Management LLC (“Perkins”) have each adopted the Procedures.

General Policy. Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a representative from Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect clients’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1 for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund, ETF, or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Securities Operations Group. The Securities Operations Group is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines. The Proxy Administrator in the Securities Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, ISS, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines in all cases and instruct the Proxy Administrator to vote all proxies accordingly pursuant to account-specific procedures approved by the Committee. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.

III.

[1]	All references to portfolio managers include assistant portfolio managers.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service. In the event a portfolio manager is unable to provide input on a proxy item referred to him or her, Janus will abstain from voting the proxy item.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with issuers and proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the clients, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”). In addition, Janus advises certain funds of funds that invest in unaffiliated ETFs. The Janus funds may enter into a written participation agreement with an underlying ETF in accordance with an exemptive order obtained by the ETF that allows a Janus fund to own shares of the ETF in excess of what is generally permitted by the 1940 Act. Participation agreements generally require funds whose ownership of the underlying ETF exceeds a certain percentage to agree to “echo-vote” shares of the ETF. Accordingly, if an underlying ETF submits a matter to a vote of its shareholders, votes for and against such matters on behalf of a Janus fund will be echo-voted to the extent required by a participation agreement.

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (e.g., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-investment company clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund or ETF for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Except as noted in these Procedures or required by law, Janus does not provide information to anyone on how it voted or intends to vote on a particular matter. The Securities Operations Group may confirm to issuers or their agents whether votes have been cast, but will not disclose the size of the position or how the votes were cast. Members of the Janus investment team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of Janus’ ongoing investment analysis process.